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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) May 6, 2003


                              AMPHENOL CORPORATION
             (Exact name of registrant as specified in its charter)


          Delaware                     1-10879                   22-2785165
 (State or other jurisdiction     (Commission File Number)    (IRS Employer
        of incorporation)                                    Identification No.)



    358 Hall Avenue, Wallingford, Connecticut                     06492
     (Address of principal executive offices)                   (Zip Code)


        Registrant's telephone number, including area code (203) 265-8900

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

     On May 6, 2003, Amphenol Corporation issued a press release announcing the completion of a refinancing of its senior credit facilities and the call for redemption of all its outstanding Senior Subordinated Notes. A copy of Amphenol Corporation's press release is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)

EXHIBIT DESCRIPTION

 99.1   Press Release, dated May 6, 2003, issued by Amphenol Corporation

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                  AMPHENOL CORPORATION

                                         By:          /s/ Edward G. Jepsen
                                                      ------------------------
                                                      Edward G. Jepsen
                                                     Executive Vice President
                                                    and Chief Financial Officer


Date: May 12, 2003